UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

Advanced Environmental Recycling Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10367	71-0675758
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

914 N Jefferson Street Springdale, Arkansas	72764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (479) 756-7400

Not Applicable
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On May 1, 2017, Advanced Environmental Recycling Technologies, Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Oldcastle Ascent Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Oldcastle Architectural, Inc., a Delaware corporation (“Parent”), pursuant to the Agreement and Plan of Merger, among Parent, Merger Sub and the Company, dated March 16, 2017 (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company. The Company was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result of the Merger, became a wholly-owned subsidiary of Parent.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.3 to the Annual Report on Form 10-K by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2017, and is incorporated herein by reference.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated into this Item 2.01 by reference. On May 1, 2017, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company. The Company is the Surviving Corporation and is a wholly-owned subsidiary of Parent. Pursuant to the terms of the Merger Agreement, (i) each share of Class A common stock, par value $0.01 per share (the “Company Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (other than shares of Company Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law and have not effectively withdrawn or lost their appraisal rights (the “Dissenting Stockholders”)) was converted automatically into and entitled the holder thereof to receive $0.135936 in cash, without interest and subject to applicable withholding taxes, and (ii) each share of Series E Convertible Preferred Stock, par value $0.01 per share (the “Company Preferred Stock”), issued and outstanding immediately prior to the effective time of the Merger was converted automatically into and entitled the holder thereof to receive $2,603.483278 in cash, without interest and subject to applicable withholding taxes.

Item 3.03 – Material Modification to Rights of Security Holders.

At the effective time of the Merger, (i) each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger, other than the shares of Company Common Stock held by Dissenting Stockholders, was canceled and automatically converted into the right to receive an amount in cash equal to $0.135936 in cash, without interest and subject to applicable withholding taxes, (ii) each share of Company Preferred Stock issued and outstanding immediately prior to the effective time of the Merger was canceled and automatically converted into the right to receive an amount in cash equal to $2,603.483278, without interest and subject to applicable withholding taxes, and (iii) each share of the Company Common Stock held by a Dissenting Stockholder was canceled and no longer entitled the Dissenting Stockholder to any rights to receive the applicable per share Merger consideration.

Item 5.01 – Changes in Control of Registrant.

At the effective time of the Merger, a change in control of the Company occurred and all shares of the Company Common Stock are now held by Parent. The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference. The aggregate Merger consideration will be paid by Parent from its cash on hand.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

On May 1, 2017, in connection with the consummation of the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices), effective as of the effective time of the Merger, (i) Timothy Morrison resigned as Chief Executive Officer of the Company, and (ii) each of the following members of the board of directors of the Company resigned as directors and, if applicable, any other positions such director held with the Company: Vernon J. Richardson, Michael R. Phillips, Todd J. Ofenloch and Bobby J. Sheth. The remaining members of the board of directors of the Company are Timothy Morrison and Randall Gottlieb.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the certificate of incorporation of the Company immediately prior to the effective time of the Merger was amended and restated and, as so amended and restated, became the certificate of incorporation (the “Certificate of Incorporation”) of the Surviving Corporation in accordance with the terms of the Merger Agreement. A copy of the Certificate of Incorporation of the Surviving Corporation is attached as Exhibit 3.1 hereto.

Item 8.01 – Other Events.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

The Company has notified the Financial Industry Regulatory Authority (“FINRA”) that, at the effective time of the Merger, each outstanding share of the Company Common Stock (other than shares held by Dissenting Stockholders) was converted into the right to receive the applicable per share Merger consideration and has requested that FINRA remove the Company Common Stock from quotation on the OTCQB. In addition, the Company intends to file a Form 15 with the SEC to deregister the Company Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.
Description

3.1
Amended and Restated Certificate of Incorporation of Advanced Environmental Recycling Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

Date: May 1, 2017	By:	/s/ J.R. Brian Hanna
J.R. Brian Hanna
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Description

3.1
Amended and Restated Certificate of Incorporation of Advanced Environmental Recycling Technologies, Inc.